MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                    MERRILL LYNCH AMERICAN BALANCED V.I. FUND

                     Supplement dated March 10, 2003 to the
                          Prospectus dated May 1, 2002


         The information appearing in the section entitled "Details About the Fund--How the Fund Invests" under the caption "About the Portfolio Managers," appearing on page 10, is amended by deleting such information and adding the following:

                  Kurt Schansinger is the Senior Portfolio Manager of the Fund responsible for asset allocation and investment of the equity portion of the Fund. Mr. Schansinger has served as Managing Director of MLIM since 1997 and Vice President from 1996 to 1997. Prior to joining MLIM, he was Senior Vice President of Oppenheimer Capital L.P.

         The MLIM Core Bond team manages the fixed income portion of the Fund. Senior investment professionals on the team include Patrick Maldari, James Pagano, John Burger and Frank Viola. Mr. Maldari, the team leader, is primarily responsible for the day to day management of the fixed income portion of the Fund. He has been Managing Director of Americas Fixed Income for MLIM since 2000 and was Director of Fixed Income Institutional Business from 1997 to 2000.






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                    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                     Supplement dated March 10, 2003 to the
              Statement of Additional Information dated May 1, 2002


         The section captioned "Management of the Company--Directors and Officers" beginning on page 29 is amended by deleting the information regarding Walter Cuje appearing on page 32.